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                                                                 EXHIBIT 10.40

May 31, 1996





Dear

This letter will confirm that the Board of Directors of Edudata have approved shares of stock options at $1.00 per share in your name to be issued prior to the 15th of June, 1996. These shares will vest at 20% per year over a five-year period and will be fully vested on March 3, 2001.

Best regards,



Robert H. Gurevitch
Chairman of Edudata Corporation

RHG:bjs

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                                 Schedule of Recipients
                              of Notice of Vesting Letters

                          Number of                Exercise         Full Vesting
     Name                 Vested Shares            Price            Date
     ----                 -------------            --------         ------------

 1. Merle Roberts            25,000                 $1.00             8/28/01
 2. Steve Gonzales           25,000                 $1.00             8/28/01
 3. Paul Tzeng               25,000                 $1.00             8/28/01
 4. Fred Kinley             100,000                 $1.00             7/02/01
 5. Dewey Perrigo           100,000                 $1.00             7/02/01
 6. Neil Magneson            10,000                 $1.00             3/03/01
 7. Scott Cote'              20,000                 $1.00             3/03/01
 8. Dennis Braunston         10,000                 $1.00             3/03/01
 9. Tom Herndon              10,000                 $1.00             3/03/01
10. Jim Arden                 5,000                 $1.00             3/03/01
11. Hank Rhodes               5,000                 $1.00             3/03/01
12. Clancy Scott             10,000                 $1.00             3/03/01
13. Bob Stern                10,000                 $1.00             3/03/01
14. Alan Miller              15,000                 $1.00             3/03/01